                                                                    Exhibit 99.2

Credit Suisse First Boston
Asset-Backed Securities Group
66 Madison Avenue
New York, N.Y. 10016

FAX TRANSMITTAL:                 TERM SHEETS

                          [LOGO OF GREENPOINT CREDIT]

                 GreenPoint Credit Corp. Manufactured Housing
                 --------------------------------------------

            Contract Trust Pass-Through Certificates, Series 1999-1
            -------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

Fax to:                                                                                     Date:          Fixed: 2/15/99
Company:                                                                   # Pages (incl. cover):                 19
Fax No:                                                                                 Phone No:
------------------------------------------------------------------------------------------------------------------------------------

From:                                                                                   Phone No:
------------------------------------------------------------------------------------------------------------------------------------


Statement Regarding Assumptions as to Securities, pricing estimates, and other
                                  Information

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. The Information is provided solely by Bear Stearns, not as agent for any issuer, and although it may be based on data supplied to it by an issuer, the issuer has not participated in its preparation and makes no representations regarding its accuracy or completeness. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results that may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes. Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear, Stearns and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you.
Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.


                                                                                     Principal:
         Approximate                                           Approximate         --------------     Last Scheduled
         Class Size                      Expected Ratings        Average            First - Last/      Distribution      Day
Class    ($ MM) (1)     Tranche Type      (Moody's/S&P)          Life (1)           Window (mos.)         Date (3)      Count
------------------------------------------------------------------------------------------------------------------------------
A-1       $143.500    Fixed Sequential       Aaa/AAA          1.10 yrs. / MAT         1-26 / 26          12/15/09       30/360
------------------------------------------------------------------------------------------------------------------------------
A-2       $125.500    Fixed Sequential       Aaa/AAA          3.10 yrs. / MAT        26-50 / 25           8/15/15       30/360
------------------------------------------------------------------------------------------------------------------------------
A-3       $ 91.000    Fixed Sequential       Aaa/AAA          5.10 yrs. / MAT        50-74 / 25          11/15/18       30/360
------------------------------------------------------------------------------------------------------------------------------
A-4 (2)   $ 75.000    Fixed Sequential       Aaa/AAA          7.10 yrs. / MAT        74-99 / 26           2/15/22       30/360
------------------------------------------------------------------------------------------------------------------------------
A-5 (2)   $196.659    Fixed Sequential       Aaa/AAA         12.15 yrs. / CALL      99-177 / 79           8/15/29       30/360
          --------
------------------------------------------------------------------------------------------------------------------------------
          $631.659
------------------------------------------------------------------------------------------------------------------------------




              Settlement      Delay
Class        Convention (4)   Days
-----------------------------------------------------
A-1          24 days A.I.      14

A-2          24 days A.I.      14

A-3          24 days A.I.      14

A-4 (2)      24 days A.I.      14


A-5 (2)      24 days A.I.      14

(1) Bond sizes are approximate, subject to a permitted variance of plus or minus 5%; Class A-5 will be priced to 10% Optional Termination.
(2) Bonds subject to a maximum rate equal to the "Weighted Average Net Contract Rate" of the contracts; see below -- to be confirmed at pricing.
(3) Last Scheduled Distribution Date is defined as: for Class A-1 through A-4, such distribution date assuming 0% MHP, and for Class A-5 as the 6th distribution date following the month of the latest contract maturity date in the contract pool.
(4) The first monthly Distribution Date will be March 15, 1999. The Class A Certificates record date for the first Distribution Date will be February 26, 1999, and thereafter will be the last business day of the month preceding a Distribution Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT  FIRST
SUISSE  BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.


                                SUMMARY OF TERMS


Seller and Servicer:                      GreenPoint Credit Corp.

Trustee:                                  The First National Bank of Chicago.

Underwriters:  Bear Stearns & Co. Inc.    (lead manager), Credit Suisse First Boston, NationsBanc Montgomery Securities LLC (co-
                                          managers).

Cut-off Date:                             January 31, 1999.

Contract Pool:                            16,667 fixed rate contracts with a principal balance of approximately $631,659,215 as of the Cut-off Date (the "Contract Pool" or the "Contracts").

Certificates:                             Class A-1, Class A-2, Class A-3, Class A-4 and Class A-5.

Credit Enhancement:                       Surety Bond: The required monthly payments of interest and scheduled principal are unconditionally guaranteed to the holders of all classes of offered certificates by MBIA
                                          Insurance Corporation.

Pricing Prepayment Speed:                 200% MHP will be applied for pricing purposes. 100% MHP describes prepayments starting at prepayment rates of 3.7% per annum of the then unpaid principal balance of such Contracts in the first month of the life of the Contracts and an additional 0.1% per annum in each month thereafter until the 24th month. Beginning in the 24th month and in each month thereafter during the life of the Contracts, 100% of the Prepayment Model assumes a constant prepayment rate of 6.00% per annum.

Pricing Date:                             [February 18, 1999].

Expected Settlement:                      [February 25, 1999], through DTC [and Euroclear or CEDEL -- t.b.d.].

Minimum Denominations:                    Offered in minimum denominations of $50,000 each and multiples of $1,000 in excess thereof.

Settlement Conventions:                   30/360, with 24 days accrued interest, 14 day delay.

Record Date:                              The record date for the first Distribution Date will be February 26, 1999, and thereafter will be the last business day of the month preceding a Distribution Date.

Distribution Dates:                       The 15th of each month, beginning March 1999.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.


                                Distributions of Interest With respect to each Distribution
                                Date, the Class A Certificates will accrue interest for each
                                Distribution Date at 1/12th of the related pass-through rate on the related principal balance immediately prior to such
                                Distribution Date. The interest period for the Class A
                                Certificates for each Distribution Date is the calendar
                                month preceding such Distribution Date.

[Class A-4 Pass-Through Rate
                                The Class A-4 Pass-Through Rate will be the lesser
                                of (i) [  ]% per annum and (ii) the Weighted Average Net
                                Contract Rate of the Contracts. The "Weighted Average Net
                                Contract Rate" for any Distribution Date shall equal the per annum rate equal to the average of the Net Contract Rates of the Contracts as of the first day of the related Collection
                                Period, weighted on the basis of the Scheduled Principal
                                Balances of the Contracts on the first day of the related
                                Collection Period to be confirmed at pricing.]

Class A-5 Pass-Through Rate
                                The Class A-5 Pass-Through Rate will be the lesser
                                of (i) [  ]% per annum and (ii) the Weighted Average Net
                                Contract Rate of the Contracts. The "Weighted Average Net
                                Contract Rate" for any Distribution Date shall equal the per annum rate equal to the average of the Net Contract Rates of the Contracts as of the first day of the related Collection
                                Period, weighted on the basis of the Scheduled Principal
                                Balances of the Contracts on the first day of the related
                                Collection Period.

Distributions of interest
and principal:
                                Class A Certificates, on the 15th of the month:
                                -----------------------------------------------
                                Interest:
                                i) interest accrued on the Class A-1, Class A-2, Class A-3,
                                Class A-4, and Class A-5 Certificates at the respective
                                Pass-Through Rates, distributed concurrently on each
                                Distribution Date;
                                ii) unpaid interest together with interest thereon at the
                                respective Pass-Through Rates from the due date will be paid in subsequent periods as available;
                                [iii) the Class A-4 Pass-Through Rate is subject to a
                                maximum rate equal to the weighted average of the Contract
                                Rate on each contract in the Contract Pool minus the Monthly
                                Servicing Fee Rate.]
                                iv) the Class A-5 Pass-Through Rate is subject to a maximum rate equal to the weighted average of the Contract Rate on each contract in the Contract Pool minus the Monthly
                                Servicing Fee Rate.

                                Principal:
                                Principal of the Class A Certificates will be paid
                                sequentially until each bond principal balance is reduced to zero in the following order:
                                i) Class A-1 until its principal balance is reduced to zero, then;
                                ii) Class A-2 until its principal balance is reduced to zero, then;
                                iii) Class A-3 until its principal balance is reduced to zero, then;
                                iv) Class A-4 until its principal balance is reduced to zero; then;
                                v) Class A-5 until its principal balance is reduced to zero.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

 This collateral and bond information supersedes the information in all prior collateral term sheets.

                            Order of Distributions:
                            i) first, concurrently to the Class A
                            Certificateholders, the interest at the respective
                            Pass-Through Rates as described in Interest above;
                            ii) second, the Formula Principal Distribution
                            Amount in the order of priority listed in Principal above;
                            iii) third, amounts, if any, required to be deposited into the Special Account;
                            iv) fourth, any remaining available funds to the holder of the Class R Certificate .


Allocation of Losses:   A loss is realized on a contract when the Servicer
                            determines that it has received all amounts it
                            expects to recover from that contract and that
                            amount of recovery is less than the sum of the
                            outstanding principal balance of the contract and
                            the accrued and unpaid interest thereon. If there is
                            a default by MBIA Insurance Corporation under the
                            certificate insurance policy, losses on contracts
                            will be allocated to the certificates.

Advances:   For any month, if the Servicer receives a payment on a contract that is less than the full scheduled payment or receives
                            no payment, the Servicer will advance its own funds
                            to cover any shortfalls in payments of principal and
                            interest due to the Class A Certificates. However,
                            advances will not exceed the delinquent contract
                            payments and the Servicer will only make advances if
                            it determines that such advances will be recoverable
                            from future payments or collections on that
                            contract.

Optional Termination /
Termination Auction:
       On any Distribution Date after the Distribution Date on which the Pool
                            Scheduled Balance is less than 10% of the Cut-off
                            Pool Principal Balance, the Servicer will have the option to repurchase all outstanding contracts, or the Servicer may also direct the Trustee to conduct a termination auction.

Tax Status:   REMIC election.

Ratings:   The offered certificates are required to receive the ratings of "AAA"
                            by Standard & Poor's Ratings Services and "Aaa" by
                            Moody's Investors Service, Inc.

ERISA Eligibility:          Expected for all of the offered certificates.

SMMEA Eligibility:          Expected for all of the offered certificates.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.


                              SENSITIVITY TABLES

Class A-I (to maturity)
------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
------------------------------------------------------------------------------------------------------------
Average Life (years)                       6.35        1.38        1.22        1.10        0.92        0.85
Modified Duration (years)                  4.99        1.27        1.14        1.03        0.86        0.80
First Principal Payment                03/15/99    03/15/99    03/15/99    03/15/99    03/15/99    03/15/99
Last Principal Payment                 12/15/09    10/15/01    07/15/01    04/15/01    12/15/00    10/15/00
Principal Lockout (months)                    0           0           0           0           0           0
Principal Window (months)                   130          32          29          26          22          20
Illustrative Yield @ Par (30/360)          5.81%       5.67%       5.65%       5.63%       5.59%       5.57%
------------------------------------------------------------------------------------------------------------

Class A-2 (to maturity)
------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
------------------------------------------------------------------------------------------------------------
Average Life (years)                      13.56        3.93        3.46        3.10        2.57        2.36
Modified Duration (years)                  9.02        3.39        3.03        2.74        2.31        2.14
First Principal Payment                12/15/09    10/15/01    07/15/01    04/15/01    12/15/00    10/15/00
Last Principal Payment                 08/15/15    06/15/04    10/15/03    04/15/03    08/15/02    04/15/02
Principal Lockout (months)                  129          31          28          25          21          19
Principal Window (months)                    69          33          28          25          21          19
Illustrative Yield @ Par (30/360)          6.00%       5.96%       5.95%       5.94%       5.92%       5.92%
------------------------------------------------------------------------------------------------------------


Class A-3 (to maturity)
------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
------------------------------------------------------------------------------------------------------------
Average Life (years)                      18.16        6.46        5.71        5.10        4.20        3.85
Modified Duration (years)                 10.73        5.19        4.69        4.26        3.60        3.34
First Principal Payment                08/15/15    06/15/04    10/15/03    04/15/03    08/15/02    04/15/02
Last Principal Payment                 11/15/18    11/15/06    12/15/05    04/15/05    03/15/04    10/15/03
Principal Lockout (months)                  197          63          55          49          41          37
Principal Window (months)                    40          30          27          25          20          19
Illustrative Yield @ Par (30/360)          6.08%       6.06%       6.06%       6.05%       6.04%       6.04%
------------------------------------------------------------------------------------------------------------






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                               SENSITIVITY TABLES


Class A-4 (to maturity)
------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
------------------------------------------------------------------------------------------------------------
Average Life (years)                      21.38        8.92        7.92        7.10        5.85        5.37
Modified Duration (years)                 11.32        6.59        6.03        5.54        4.73        4.41
First Principal Payment                11/15/18    11/15/06    12/15/05    04/15/05    03/15/04    10/15/03
Last Principal Payment                 02/15/22    05/15/09    04/15/08    05/15/07    12/15/05    05/15/05
Principal Lockout (months)                  236          92          81          73          60          55
Principal Window (months)                    40          31          29          26          22          20
Illustrative Yield @ Par (30/360)          6.45%       6.44%       6.43%       6.43%       6.42%       6.42%
------------------------------------------------------------------------------------------------------------


Class A-5 (to 10% call)
------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
------------------------------------------------------------------------------------------------------------
Average Life (years)                      26.18       14.82       13.40       12.15       10.18        9.39
Modified Duration (years)                 11.98        9.03        8.50        7.99        7.09        6.70
First Principal Payment                02/15/22    05/15/09    04/15/08    05/15/07    12/15/05    05/15/05
Last Principal Payment                 12/15/26    12/15/16    05/15/15    11/15/13    07/15/11    08/15/10
Principal Lockout (months)                  275         122         109          98          81          74
Principal Window (months)                    59          92          86          79          68          64
Illustrative Yield @ Par (30/360)          6.76%       6.76%       6.75%       6.75%       6.75%       6.75%
------------------------------------------------------------------------------------------------------------


Class A-5 (to maturity)
------------------------------------------------------------------------------------------------------------
% MHP                                         0%        150%        175%        200%        250%        275%
------------------------------------------------------------------------------------------------------------
Average Life (years)                      26.51       16.22       14.83       13.60       11.55       10.69
Modified Duration (years)                 12.03        9.37        8.88        8.41        7.56        7.17
First Principal Payment                02/15/22    05/15/09    04/15/08    05/15/07    12/15/05    05/15/05
Last Principal Payment                 11/15/28    11/15/28    11/15/28    11/15/28    11/15/28    11/15/28
Principal Lockout (months)                  275         122         109          98          81          74
Principal Window (months)                    82         235         248         259         276         283
Illustrative Yield @ Par (30/360)          6.76%       6.76%       6.75%       6.75%       6.75%       6.75%




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                                DECREMENT TABLES


                                                     Class A-1
                                 --------------------------------------------
                         % MHP         0%    150%   175%   200%   250%   275%
-----------------------------------------------------------------------------

          Payment Date
          ------------
             Intitial Percentage      100    100    100    100    100    100
                         2/15/00       95     65     60     55     45     40
                         2/15/01       89     25     15      5      0      0
                         2/15/02       82      0      0      0      0      0
                         2/15/03       75      0      0      0      0      0
                         2/15/04       67      0      0      0      0      0
                         2/15/05       58      0      0      0      0      0
                         2/15/06       48      0      0      0      0      0
                         2/15/07       37      0      0      0      0      0
                         2/15/08       25      0      0      0      0      0
                         2/15/09       11      0      0      0      0      0
                         2/15/10        0      0      0      0      0      0
                         2/15/11        0      0      0      0      0      0
                         2/15/12        0      0      0      0      0      0
                         2/15/13        0      0      0      0      0      0
                         2/15/14        0      0      0      0      0      0
                         2/15/15        0      0      0      0      0      0
                         2/15/16        0      0      0      0      0      0
                         2/15/17        0      0      0      0      0      0
                         2/15/18        0      0      0      0      0      0
                         2/15/19        0      0      0      0      0      0
                         2/15/20        0      0      0      0      0      0
                         2/15/21        0      0      0      0      0      0
                         2/15/22        0      0      0      0      0      0
                         2/15/23        0      0      0      0      0      0
                         2/15/24        0      0      0      0      0      0
                         2/15/25        0      0      0      0      0      0
                         2/15/26        0      0      0      0      0      0
                         2/15/27        0      0      0      0      0      0
                         2/15/28        0      0      0      0      0      0
                         2/15/29        0      0      0      0      0      0
Weighted Average Life (in years)      6.4    1.4    1.2    1.1    0.9    0.8
(to maturity)

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                                DECREMENT TABLES

                                                   Class A-2
                               -------------------------------------------
                          % MHP      0%   150%   175%   200%   250%   275%
--------------------------------------------------------------------------
       Payment Date
       ------------
            Intitial Percentage    100    100    100    100    100    100
                        2/15/00    100    100    100    100    100    100
                        2/15/01    100    100    100    100     84     73
                        2/15/02    100     85     69     53     23      8
                        2/15/03    100     46     26      7      0      0
                        2/15/04    100     10      0      0      0      0
                        2/15/05    100      0      0      0      0      0
                        2/15/06    100      0      0      0      0      0
                        2/15/07    100      0      0      0      0      0
                        2/15/08    100      0      0      0      0      0
                        2/15/09    100      0      0      0      0      0
                        2/15/10     96      0      0      0      0      0
                        2/15/11     77      0      0      0      0      0
                        2/15/12     56      0      0      0      0      0
                        2/15/13     42      0      0      0      0      0
                        2/15/14     26      0      0      0      0      0
                        2/15/15      8      0      0      0      0      0
                        2/15/16      0      0      0      0      0      0
                        2/15/17      0      0      0      0      0      0
                        2/15/18      0      0      0      0      0      0
                        2/15/19      0      0      0      0      0      0
                        2/15/20      0      0      0      0      0      0
                        2/15/21      0      0      0      0      0      0
                        2/15/22      0      0      0      0      0      0
                        2/15/23      0      0      0      0      0      0
                        2/15/24      0      0      0      0      0      0
                        2/15/25      0      0      0      0      0      0
                        2/15/26      0      0      0      0      0      0
                        2/15/27      0      0      0      0      0      0
                        2/15/28      0      0      0      0      0      0
                        2/15/29      0      0      0      0      0      0
Weighted Average Life (in years)  13.6    3.9    3.5    3.1    2.6    2.4
(to maturity)

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

     GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
     ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                                DECREMENT TABLES


                                                  Class A-3
                                ---------------------------------------------
                           % MHP       0%    150%   175%   200%   250%   275%
-----------------------------------------------------------------------------
   Payment Date
   ------------
             Intitial Percentage      100    100    100    100    100    100
                         2/15/00      100    100    100    100    100    100
                         2/15/01      100    100    100    100    100    100
                         2/15/02      100    100    100    100    100    100
                         2/15/03      100    100    100    100     61     38
                         2/15/04      100    100     82     53      1      0
                         2/15/05      100     68     35      4      0      0
                         2/15/06      100     27      0      0      0      0
                         2/15/07      100      0      0      0      0      0
                         2/15/08      100      0      0      0      0      0
                         2/15/09      100      0      0      0      0      0
                         2/15/10      100      0      0      0      0      0
                         2/15/11      100      0      0      0      0      0
                         2/15/12      100      0      0      0      0      0
                         2/15/13      100      0      0      0      0      0
                         2/15/14      100      0      0      0      0      0
                         2/15/15      100      0      0      0      0      0
                         2/15/16       85      0      0      0      0      0
                         2/15/17       56      0      0      0      0      0
                         2/15/18       24      0      0      0      0      0
                         2/15/19        0      0      0      0      0      0
                         2/15/20        0      0      0      0      0      0
                         2/15/21        0      0      0      0      0      0
                         2/15/22        0      0      0      0      0      0
                         2/15/23        0      0      0      0      0      0
                         2/15/24        0      0      0      0      0      0
                         2/15/25        0      0      0      0      0      0
                         2/15/26        0      0      0      0      0      0
                         2/15/27        0      0      0      0      0      0
                         2/15/28        0      0      0      0      0      0
                         2/15/29        0      0      0      0      0      0
Weighted Average Life (in years)     18.2    6.5    5.7    5.1    4.2    3.9
(to maturity)

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                                DECREMENT TABLES


                                                   Class A-4
                                 ---------------------------------------------
                            % MHP       0%    150%   175%   200%   250%   275%
------------------------------------------------------------------------------
          Payment Date
          ------------
              Intitial Percentage      100    100    100    100    100    100
                          2/15/00      100    100    100    100    100    100
                          2/15/01      100    100    100    100    100    100
                          2/15/02      100    100    100    100    100    100
                          2/15/03      100    100    100    100    100    100
                          2/15/04      100    100    100    100    100     72
                          2/15/05      100    100    100    100     40     11
                          2/15/06      100    100     91     53      0      0
                          2/15/07      100     87     45      8      0      0
                          2/15/08      100     45      4      0      0      0
                          2/15/09      100      7      0      0      0      0
                          2/15/10      100      0      0      0      0      0
                          2/15/11      100      0      0      0      0      0
                          2/15/12      100      0      0      0      0      0
                          2/15/13      100      0      0      0      0      0
                          2/15/14      100      0      0      0      0      0
                          2/15/15      100      0      0      0      0      0
                          2/15/16      100      0      0      0      0      0
                          2/15/17      100      0      0      0      0      0
                          2/15/18      100      0      0      0      0      0
                          2/15/19       90      0      0      0      0      0
                          2/15/20       62      0      0      0      0      0
                          2/15/21       31      0      0      0      0      0
                          2/15/22        0      0      0      0      0      0
                          2/15/23        0      0      0      0      0      0
                          2/15/24        0      0      0      0      0      0
                          2/15/25        0      0      0      0      0      0
                          2/15/26        0      0      0      0      0      0
                          2/15/27        0      0      0      0      0      0
                          2/15/28        0      0      0      0      0      0
                          2/15/29        0      0      0      0      0      0
Weighted Average Life (in years)      21.4    8.9    7.9    7.1    5.9    5.4
(to maturity)

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

     GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
     ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS
 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                                DECREMENT TABLES

                                                     Class A-5
                             ------------------------------------------------------
                        % MHP           0%     150%    175%    200%    250%    275%
-----------------------------------------------------------------------------------
    Payment Date
    ------------
          Intitial Percentage          100     100     100     100     100     100
                      2/15/00          100     100     100     100     100     100
                      2/15/01          100     100     100     100     100     100
                      2/15/02          100     100     100     100     100     100
                      2/15/03          100     100     100     100     100     100
                      2/15/04          100     100     100     100     100     100
                      2/15/05          100     100     100     100     100     100
                      2/15/06          100     100     100     100      95      85
                      2/15/07          100     100     100     100      79      69
                      2/15/08          100     100     100      88      65      56
                      2/15/09          100     100      87      74      53      45
                      2/15/10          100      90      75      63      43      36
                      2/15/11          100      77      64      52      35      28
                      2/15/12          100      67      54      43      28      22
                      2/15/13          100      58      46      37      23      18
                      2/15/14          100      50      39      31      18      14
                      2/15/15          100      43      33      26      15      11
                      2/15/16          100      37      28      21      12       9
                      2/15/17          100      31      23      17       9       7
                      2/15/18          100      26      19      14       7       5
                      2/15/19          100      21      15      11       5       4
                      2/15/20          100      18      12       9       4       3
                      2/15/21          100      14      10       7       3       2
                      2/15/22           99      12       8       5       2       2
                      2/15/23           85       9       6       4       2       1
                      2/15/24           71       7       5       3       1       1
                      2/15/25           58       5       3       2       1       1
                      2/15/26           44       4       2       1       1       0
                      2/15/27           29       2       1       1       0       0
                      2/15/28           13       1       1       0       0       0
                      2/15/29            0       0       0       0       0       0
Weighted Average Life (in years)      26.5    16.2    14.8    13.6    11.5    10.7
(to maturity)

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------
                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.

  This collateral and bond information supersedes the information in all prior collateral term sheets.

                                DECREMENT TABLES

                                                         Class A-5 (to 10% call)
                                       ------------------------------------------------------
                                % MHP             0%     150%    175%    200%    250%   275%
---------------------------------------------------------------------------------------------
             Payment Date
             ------------
                  Intitial Percentage            100     100     100     100     100    100
                              2/15/00            100     100     100     100     100    100
                              2/15/01            100     100     100     100     100    100
                              2/15/02            100     100     100     100     100    100
                              2/15/03            100     100     100     100     100    100
                              2/15/04            100     100     100     100     100    100
                              2/15/05            100     100     100     100     100    100
                              2/15/06            100     100     100     100      95     85
                              2/15/07            100     100     100     100      79     69
                              2/15/08            100     100     100      88      65     56
                              2/15/09            100     100      87      74      53     45
                              2/15/10            100      90      75      63      43     36
                              2/15/11            100      77      64      52      35      0
                              2/15/12            100      67      54      43       0      0
                              2/15/13            100      58      46      37       0      0
                              2/15/14            100      50      39       0       0      0
                              2/15/15            100      43      33       0       0      0
                              2/15/16            100      37       0       0       0      0
                              2/15/17            100       0       0       0       0      0
                              2/15/18            100       0       0       0       0      0
                              2/15/19            100       0       0       0       0      0
                              2/15/20            100       0       0       0       0      0
                              2/15/21            100       0       0       0       0      0
                              2/15/22             99       0       0       0       0      0
                              2/15/23             85       0       0       0       0      0
                              2/15/24             71       0       0       0       0      0
                              2/15/25             58       0       0       0       0      0
                              2/15/26             44       0       0       0       0      0
                              2/15/27              0       0       0       0       0      0
                              2/15/28              0       0       0       0       0      0
                              2/15/29              0       0       0       0       0      0
Weighted Average Life (in years)                26.2    14.8    13.4    12.1    10.2    9.4
(to 10% call)

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GREENPOINT CREDIT CORP. MANUFACTURED HOUSING CONTRACT TRUST PASS-THROUGH
    ------------------------------------------------------------------------
                          CERTIFICATES, SERIES 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                               Collateral Summary

  Collateral statistics are based on the Contract Cool as of 1/31/99 ("Cut-off
                                    Date").


TOTAL OUTSTANDING BALANCE:      $631,659,215.51

NUMBER OF LOANS:                16,667

AVERAGE REMAINING BALANCE:      $37,898.79

AMORTIZATION METHOD:            100%  fully amortizing

WA Gross Coupon:                9.419%  (range: 4.75% - 14.75%)

WA Original Term:               310.4 months (range: 12 - 360 months)

WA Remaining Term               308.1 months (range: 8 - 360 months)

WA Seasoning:                   2.29  months

Original LTV Ratio:             88.25%  (range: 11.45% - 95.46%)

New / Used                      81.53%  New / 18.46% Used

Land  Home Contracts            22.94%  (includes Land in Lieu)

Geographic Distribution:        TX (9.40%), GA (8.81%),  NC (7.48%), AL (7.17%)


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.


        Geographic Distribution of Manufactured Homes as of Origination

                                                     Aggregate Scheduled        % of Contracts By
                             Number of Contracts      Principal Balance     Scheduled Principal Balance
State                        As of Cut-off Date       As of Cut-off Date        As of Cut-off Date
--------------------------------------------------------------------------------------------------------
Alabama                           1,168                $ 45,289,126.54                 7.17%
Arizona                             479                  20,362,477.56                 3.22
Arkansas                            547                  20,043,748.58                 3.17
California                          266                   8,425,583.47                 1.33
Colorado                            257                   9,802,643.97                 1.55
Delaware                             56                   2,650,645.24                 0.42
Florida                             597                  26,280,744.97                 4.16
Georgia                           1,272                  55,671,781.53                 8.81
Idaho                                71                   2,216,408.48                 0.35
Illinois                            304                  10,875,599.90                 1.72
Indiana                             408                  16,324,006.85                 2.58
Iowa                                121                   3,699,446.57                 0.59
Kansas                               75                   3,076,365.86                 0.49
Kentucky                            795                  26,870,126.92                 4.25
Louisiana                           488                  16,650,536.62                 2.64
Maine                               136                   7,360,657.53                 1.17
Maryland                             63                   2,009,913.46                 0.32
Massachusetts                         2                      55,271.71                 0.01
Michigan                            395                  14,323,849.62                 2.27
Minnesota                            85                   2,370,681.09                 0.38
Mississippi                         685                  24,308,611.25                 3.85
Missouri                            585                  18,765,823.42                 2.97
Montana                              59                   2,496,709.13                 0.40
Nebraska                             99                   4,096,673.91                 0.65
Nevada                              131                   7,353,255.89                 1.16
New Hampshire                        49                   2,480,272.82                 0.39
New Jersey                            6                     239,952.98                 0.04
New Mexico                          229                   8,165,357.78                 1.29
New York                            307                  15,076,796.88                 2.39
North Carolina                    1,246                  47,258,522.75                 7.48
North Dakota                         30                     836,104.84                 0.13
Ohio                                368                  13,224,575.95                 2.09
Oklahoma                            390                  13,944,840.33                 2.21
Oregon                              150                   5,312,100.12                 0.84
Pennsylvania                        421                  14,115,550.20                 2.23
South Carolina                      593                  21,921,274.67                 3.47
South Dakota                         50                   1,997,290.45                 0.32
Tennessee                           753                  28,002,264.72                 4.43
Texas                             1,607                  59,397,209.48                 9.40
Utah                                 56                   2,725,837.12                 0.43
Vermont                              64                   3,394,264.09                 0.54
Virginia                            399                  14,816,351.71                 2.35
Washington                          157                   5,289,374.18                 0.84
West Virginia                       386                  13,379,628.90                 2.12
Wisconsin                           165                   4,448,558.20                 0.70
Wyoming                              97                   4,252,397.27                 0.67
                                 ------                ---------------              -------
Total                            16,667                $631,659,215.51               100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT   FIRST
SUISSE   BOSTON
                                    Page 15

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

              Distribution of Principal Balances of Contracts(/1/)

                                                            Aggregate Scheduled        % of Contracts By
Original Principal              Number of Contracts         Principal Balance      Scheduled Principal Balance
Balance                          As of Cut-off Date         As of Cut-off Date         As of Cut-off Date
--------------------------------------------------------------------------------------------------------------
$0-5,000                                 22               $      93,640.56                    0.01 %
5,001-7,500                             125                     794,793.25                    0.13
7,501-10,000                            311                   2,685,122.70                    0.43
10,001-12,500                           492                   5,541,920.15                    0.88
12,501-15,000                           561                   7,677,848.62                    1.22
15,001-17,500                           634                  10,205,274.23                    1.62
17,501-20,000                           722                  13,425,747.94                    2.13
20,001-22,500                           723                  15,332,566.76                    2.43
22,501-25,000                           874                  20,705,699.00                    3.28
25,001-27,500                         1,002                  26,183,286.80                    4.15
27,501-30,000                         1,079                  30,964,156.19                    4.90
30,001-32,500                         1,038                  32,356,509.86                    5.12
32,501-35,000                         1,099                  37,053,241.52                    5.87
35,001-40,000                         1,795                  66,893,328.15                   10.59
40,001-45,000                         1,267                  53,722,086.03                    8.50
45,001-50,000                         1,049                  49,729,361.28                    7.87
50,001-55,000                           954                  49,852,452.03                    7.89
55,001-60,000                           709                  40,621,783.50                    6.43
60,001-65,000                           587                  36,564,294.56                    5.79
65,001-70,000                           391                  26,248,053.67                    4.16
70,001-75,000                           287                  20,784,399.63                    3.29
75,001-80,000                           272                  21,028,001.59                    3.33
80,001-85,000                           188                  15,446,296.18                    2.45
over $85,000                            486                  47,749,351.31                    7.56
                                     ------               ----------------                 -------
   Total                             16,667               $ 631,659,215.51                  100.00%

(1) The greatest Contract Scheduled Principal Balance is $177,478.54, which represents 0.03% of the aggregate Scheduled Principal Balance of the Contracts as of the Cut-off Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                 Distribution of Original Loan-to-Value Ratios

                                                         Aggregate Scheduled        % of Contracts By
Original                          Number of Contracts     Principal Balance    Scheduled Principal Balance
Loan-to-Value Ratio               As of Cut-off Date     As of Cut-off Date         As of Cut-off Date
----------------------------------------------------------------------------------------------------------
0.01-50.49%                              175             $  3,293,712.39                    0.52%
50.50-60.49                              161                4,186,791.08                    0.66
60.50-70.49                              321               10,186,502.90                    1.61
70.50-80.49                            1,472               50,135,042.16                    7.94
80.50-85.49                            1,591               65,952,901.73                   10.44
85.50-90.49                            6,806              249,453,883.02                   39.49
90.50-95.49                            6,141              248,450,382.23                   39.33
                                      ------             ---------------                 -------
             Total                    16,667             $631,659,215.51                  100.00%






The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                     Contract Rates as of the Cut-off Date

                                                 Aggregate Scheduled                % of Contracts By
Contract Rate      As of Number of Contracts      Principal Balance             Scheduled Principal Balance
Cut-off Date          As of Cut-off Date          As of Cut-off Date                 As of Cut-off Date
-------------------------------------------------------------------------------------------------------------
4.750-4.999 %                  1                  $      23,105.14                          0.00%
5.000-5.249                    3                        141,784.85                          0.02
5.250-5.499                   30                      1,705,225.48                          0.27
5.500-5.749                    8                        417,089.65                          0.07
5.750-5.999                   96                      5,136,825.95                          0.81
6.000-6.249                   16                        768,866.93                          0.12
6.250-6.499                   17                      1,235,111.21                          0.20
6.500-6.749                   99                      5,995,849.86                          0.95
6.750-6.999                  423                     31,791,671.37                          5.03
7.000-7.249                  534                     40,191,016.25                          6.36
7.250-7.499                  222                     13,553,448.52                          2.15
7.500-7.749                  189                      9,589,720.95                          1.52
7.750-7.999                  602                     31,640,290.30                          5.01
8.000-8.249                  873                     47,677,724.27                          7.55
8.250-8.499                  820                     42,284,594.45                          6.69
8.500-8.749                  432                     15,955,826.34                          2.53
8.750-8.999                  562                     23,316,376.06                          3.69
9.000-9.249                1,047                     43,258,568.98                          6.85
9.250-9.499                  391                     16,632,077.19                          2.63
9.500-9.749                  355                     14,811,756.97                          2.34
9.750-9.999                  500                     20,522,550.97                          3.25
10.000-10.249                697                     28,579,538.04                          4.52
10.250-10.499                843                     32,258,368.71                          5.11
10.500-10.749                704                     21,437,903.29                          3.39
10.750-10.999                752                     22,654,285.65                          3.59
11.000-11.249              1,195                     36,757,450.03                          5.82
11.250-11.499                491                     16,630,316.86                          2.63
11.500-11.749                515                     17,098,858.25                          2.71
11.750-11.999                493                     12,193,208.84                          1.93
12.000-12.249                847                     18,972,485.50                          3.00
12.250-12.499                880                     19,793,457.61                          3.13
12.500-12.749                705                     13,967,470.59                          2.21
12.750-12.999                214                      5,002,770.79                          0.79
13.000-13.249                166                      2,872,916.00                          0.45
13.250-13.499                276                      5,139,705.53                          0.81
13.500-13.749                300                      4,916,988.93                          0.78
13.750-13.999                282                      5,171,306.11                          0.82
14.000-14.249                 33                        570,241.53                          0.09
14.250-14.499                 18                        344,010.24                          0.05
14.500-14.749                 16                        310,689.13                          0.05
14.750-14.999                 20                        337,762.19                          0.05
                          ------                  ----------------                       -------
          Total           16,667                  $ 631,659,215.51                        100.00%

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


CREDIT   FIRST
SUISSE   BOSTON

                          [LOGO OF GREENPOINT CREDIT]

    GreenPoint Credit Corp. Manufactured Housing Contract Trust Pass-Through
    ------------------------------------------------------------------------
                          Certificates, Series 1999-1
                          ---------------------------

                                  TERM SHEETS

 All collateral and bond information contained herein will be superseded by the information in the prospectus supplement.
  This collateral and bond information supersedes the information in all prior collateral term sheets.

                          Remaining Months to Maturity

                                                 Aggregate Scheduled                % of Contracts By
Months Remaining     Number of Contracts          Principal Balance             Scheduled Principal Balance
As of Cut-off Date    As of Cut-off Date          As of Cut-off Date                As of Cut-off Date
-----------------------------------------------------------------------------------------------------------
1-30                           13                       67,270.86                          0.01%
31-60                         187                    1,684,960.06                          0.27%
61-90                         292                    3,809,959.25                          0.60%
91-120                        810                   12,654,160.34                          2.00%
121-150                       257                    3,771,016.50                          0.60%
151-180                     2,333                   47,506,314.24                          7.52%
181-210                        11                      454,783.21                          0.07%
211-240                     3,518                  107,867,336.45                         17.08%
241-270                         9                      410,900.39                          0.07%
271-300                     1,834                   72,149,316.52                         11.42%
301-360                     7,403                  381,283,197.69                         60.36%
                           ------                 ---------------                       -------
           Total           16,667                 $631,659,215.51                        100.00%



The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

CREDIT   FIRST
SUISSE   BOSTON
                                    Page 19